Exhibit 23.2


                      Independent Auditors' Consent




We consent to the incorporation by reference in registration statement No.333-73195 on Form S-8 of our report dated August 21, 1998, appearing in the Annual
Report on Form 10-K of Smith Corona Corporation for the year ended June 30, 1999.


/s/ Deloitte & Touche LLP
-------------------------
September 14, 1999
Stamford, Connecticut